EXHIBIT 99.1

PURCHASE AND SALE AGREEMENT

THIS PURCHASE AND SALE AGREEMENT is entered into this 15th Day of June, 2018 by and between Michael G. Myers (“Seller”), and Greenhaus Analytical Labs, LLC (“Purchaser”).

RECITALS

A. Seller owns certain real, personal, and intangible property commonly known as the “Tigard Warehouse” located at 14775 SW 74th Ave., Tigard, OR 97224 in Washington County, Oregon, as more particularly described in Exhibit A below (collectively, the “Property”).

B. Purchaser desires to acquire all of the Property from Seller, and Seller is willing to sell and convey all of the Property to Purchaser, on and subject to the terms of this agreement (the “Agreement”).

AGREEMENT

1. PURCHASE AND SALE OF THE PROPERTY. Seller agrees to sell the Property to Purchaser, and Purchaser agrees to purchase the Property from Seller, on the terms and conditions set forth in this Agreement. The Property consists of:

(a) The land described in Exhibit A attached hereto (the “Land”) and all easements, rights, and interests appurtenant thereto; and

(b) All of the improvements currently situated on the Land (the “Improvements”).

2. PURCHASE PRICE. The total purchase price for the Property is $1,150,000 (One Million, One Hundred and Fifty Thousand Dollars). The purchase price must be paid by Purchaser as:

(a) $25,000 upon signing in the form of a Cashier’s Check or Wire to Escrow Agent (“Deposit”);

(b) $475,000 in Cash/Wire Transfer (the “Escrow Funds”) via escrow with an escrow agent mutually agreed upon by the parties (“Escrow Agent”) on or prior to the Closing Date. Such funds will be immediately available and credited against the purchase price upon receipt by Agent; and

(c) A secured promissory note (“Note”) in the principal amount of $650,000, with 8% simple interest, amortized over 15 years, with balloon payment due in three years, substantially in the form included herewith as Exhibit B. The Note will be secured by a deed of trust in favor of Seller, substantially in the form attached hereto as Exhibit C (“Deed of Trust”). Purchaser shall deposit the a duly executed copy of the Note and Deed of Trust with Escrow Agent on or before the Closing Date.

3. PURCHASER DUE DILIGENCE Within 3 (three) days from execution of this Agreement, Seller will deliver and disclose to Purchaser all material information and documents relating to the Property, including but not limited to, title reports, leases, maintenance records, financial reports, violations, tax records, and defects. Purchaser shall have 14 (fourteen) days from receipt from Seller of the foregoing (“Due Diligence Period”) to conduct due diligence investigations. Seller shall grant Purchaser access to the Property during business hours for the purposes of inspection. If Purchaser terminates this Agreement during the Due Diligence Period, Escrow Agent shall immediately release all Purchaser Funds held by Escrow Agent, including the Deposit, to Purchaser. In such event, Seller covenants to execute any document reasonably requested by Escrow Agent to release funds to Purchaser. If Purchaser terminates this Agreement after the Due Diligence Period, Seller will be entitled to keep the Deposit as liquidated damages, but all other cash deposits by Purchaser shall be returned to Purchaser. Purchaser to pay for title insurance, appraisal, inspections, environmental phase one survey.

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4. CONFIDENTIALITY REQUIREMENTS. Purchaser may only use and disclose information it obtains about the Property solely in connection with its purchase evaluation. Unless and until it acquires the Property, Purchaser may not disclose any such information to any third party except (a) as and to the extent required by its purchase-money lender; (b) to its members, shareholders, partners, permitted assignees, successors, Property consultants, and attorneys; (c) as required by any court of competent jurisdiction or as may be necessary in its reasonable judgment in connection with any mediation, arbitration, or litigation in connection with this Agreement; and (d) as to any information that is otherwise a matter of public record.

5. SELLER CLOSING DELIVERIES. On or before the Closing Date, Seller shall deliver to the Escrow Agent all documents necessary to effectuate the transfer of the Property to Purchaser, which shall include but not be limited to a properly executed general warranty deed transferring the Property to Purchaser (“Warranty Deed”), assignments of leases and other material contracts to Purchaser, releases of all liens on the Property and Property records not already given to Purchaser.

6. INTENTIONALLY BLANK.

7. TITLE TO THE PROPERTY.

7.1 Title Report. Within 3 (three) days after the Effective Date, Seller must order a preliminary title report from the Escrow Agent with respect to the Land (the “Title Report”). The Title Report must be accompanied by legible copies of all special exceptions listed therein. Purchaser will have until 3 (three) days after its receipt of the Title Report to notify Seller in writing of Purchaser’s disapproval of any exceptions shown in the Title Report. Any special assessments shown on the Title Report objected to by Purchaser must be included in Purchaser’s notice. In the event of any disapproval, Seller will notify Purchaser in writing within 3 (three) days after Purchaser’s notification as to whether Seller agrees to remove any of the disapproved exceptions, and upon delivering that notice, Seller may have until the Closing Date to cause the disapproved exceptions that Seller has agreed to remove to be removed of record and from the Title Report. Seller’s failure to deliver written notice to purchaser within the 3-day period will be deemed to be Seller’s election not to remove any of the disapproved exceptions. Purchaser will be deemed to have accepted all title exceptions to which it has not timely objected.

7.2 Rescission of Agreement—Title Defects. If Seller elects not to eliminate any title exception disapproved by Purchaser, Purchaser may elect to cancel this Agreement by written notice to Seller given on or before 3 days after Seller’s notification of its election. In that event, the Deposit must be refunded to Purchaser and this Agreement will terminate. If Purchaser does not elect to cancel this Agreement, Purchaser’s objections to the disapproved exceptions that Seller elected not to eliminate will be deemed waived and the Property will be conveyed to Purchaser subject to those defects without credit against the Purchase Price. The foregoing notwithstanding, Seller must cause all trust-deed liens against the Property that are not accepted by Purchaser to be released of record by the Closing Date.

8. LEASES. Purchaser shall be assigned all leases relating to the Property, including the lease with MRX LABS LLC (“MRX”).

9. SELLER’S REPRESENTATIONS.

9.1 Content of Representations. Seller represents, warrants, and covenants to Purchaser as follows:

(a) No Notice of Violation of Zoning and Other Laws. Seller has not received any written notice from any governmental authority alleging that the Improvements violate any building codes, building or use restrictions, or zoning ordinances, rules, or regulations.

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(b) No Litigation. To Seller’s knowledge, there is no pending or threatened litigation or administrative action with respect to the Property, except for any actions for possession, damages, or rent against tenants who are in default under their Leases as described in the Rent Roll.

(c) Fee Title. Seller holds marketable fee title to the Property with the absolute right and authority to transfer the same to Purchaser in accordance with this Agreement.

(d) No Condemnation. To Seller’s knowledge, there is no pending or contemplated eminent domain, condemnation, or other governmental taking of the Property or any portion thereof.

(e) No Additional Assessments. To Seller’s knowledge, there are no special or general assessments, which are in addition to those which will be disclosed in the Title Report, that have been levied against or are proposed for the Property.

(f) No Government Obligations. To Seller’s knowledge, there are no unperformed obligations that are currently due relative to the Property to any governmental or quasi-governmental body or authority.

(g) No Seller Contamination. To Seller’s knowledge, Seller has not caused any hazardous substance, waste, or material to be used, generated, stored, or disposed of on or transported to or from the Land or Improvements in violation of any applicable law prior to or during the period in which the Seller has owned the Property. For the purposes of this section, “hazardous substance, waste, or material” means all petroleum-based products, radon, asbestos, PCBs, and all substances, wastes, and materials that are so defined in the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, the Resource Conservation and Recovery Act of 1976, and the Hazardous Materials Transportation Act.

(h) Authority of Seller. Seller’s execution, delivery of, and performance under this Agreement are undertaken pursuant to authority validly and duly conferred on Seller and the signatories hereto.

(i) No Breach of Agreements. This Agreement and the consummation of the transaction evidenced by this Agreement do not violate any other agreement to which Seller is a party.

(j) Nonforeign Status. Seller is not a “foreign person” as defined in IRC section 1445 (1954).

9.2 Seller’s Knowledge. In each event in which any representation of Seller is limited “to Seller’s knowledge” or similar phrase, that knowledge includes only the actual, personal knowledge (and not the implied, imputed, or constructive knowledge) of Michael G. Myers, without any investigation or inquiry whatsoever[, except for a general review of Seller’s files.]

9.3 Effect of Purchaser’s Knowledge. Purchaser agrees that in the absence of an intent on the part of Seller to fraudulently conceal information about the Property or fraudulently mislead Purchaser, Purchaser does not have the right to rely upon any warranty or representation of Seller, and Seller will not be liable for any breach of a warranty or misrepresentation, if and to the extent Purchaser is given access to data or information relating to the Property prior to the Closing Date that reveals, or Purchaser’s tests or inspections prior to the Closing Date reveal, or Purchaser otherwise knows or has reason to know prior to the Closing Date of any information that reveals, the warranty or representation is incorrect, and Purchaser nevertheless elects to close this purchase.

9.4 Survival of Warranties. All of Seller’s warranties in this Agreement will be deemed given only as of the date of this Agreement. Seller’s liability for any misrepresentation or the breach of any warranty under this Agreement will survive the closing of this transaction; provided, however, that any claim for any misrepresentation or breach of any covenant will be deemed to have been waived unless Purchaser files and serves a complaint for damages or other remedies based on such alleged misrepresentation or breach within one year after the Closing Date or, if this transaction fails to close, within 3 months after the date this Agreement is canceled or terminates.

10. PURCHASER’S REPRESENTATIONS.

10.1 Purchaser’s Existence and Authority. Purchaser is a validly existing and duly organized LLC under the laws of the State of Oregon and has the full right and authority to conduct its business under the laws of the State of Oregon.

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10.2 No Third Party Consents. The execution of this Agreement by Purchaser and Purchaser’s performance of all of its obligations hereunder are not subject to any approval or consent of any person, board, committee, or third party.

10.3 No Litigation. Purchaser is not a party to any litigation or civil or criminal proceedings; no petitions in bankruptcy have been filed by or against Purchaser; and none of Purchaser’s assets are currently subject to any insolvency, receivership, or foreclosure proceedings.

10.4 No Breach of Agreements. This Agreement does not breach or violate any term or provision of any other agreement or contract to which Purchaser is a party.

11. CONDITIONS TO CLOSING.

11.1 Purchaser’s Conditions. Purchaser’s obligation to close this transaction is subject to the satisfaction of each of the following conditions:

(a) Seller’s Compliance. Seller’s fulfillment of each of its obligations under this Agreement in all material respects;

(b) Seller’s Representations. The continuing accuracy of all of Seller’s warranties and representations in this Agreement in all material respects.

(c) Material Condemnation. The absence of any condemnation or the institution of condemnation proceedings that result in the taking of any of the Land and Improvements with a value of more than $250,000. If this transaction closes, Seller will assign to Purchaser on the Closing Date all condemnation awards and rights to awards that were not used by Seller to pay the costs of any restorations of the Land or Improvements necessitated by the condemnation.

(d) Material Casualty. The absence of any material damage by casualty to the Improvements that has not been repaired by the Closing Date. For the purposes hereof, a “material damage by casualty” means any damage by fire or other casualty that has not been repaired and paid for by the Closing Date and for which the estimated cost of the remaining repairs exceeds $250,000. If the Improvements suffer any material damage by casualty, Purchaser has the right and option to terminate this Agreement within 30 days after the date of the casualty or by the Closing Date, whichever occurs first. Seller will also have the right to cancel this Agreement if the material damage by casualty is not fully covered by Seller’s insurance policy. If Seller and Purchaser do not elect to terminate this Agreement, this transaction will close without increase or decrease in the purchase price, Seller must proceed to effect any repairs that are reasonably possible prior to closing unless otherwise agreed to in writing by Purchaser, and Purchaser is entitled to all insurance proceeds that are not used to pay the costs of those repairs. Seller must also credit against the purchase price the amount of any deductible or self-insurance applicable to the casualty. If the estimated cost to repair any damage by casualty as of the Closing Date is less than $250,000, Purchaser does not have the right to terminate this Agreement because of that casualty and Purchaser will be given a credit against the purchase price in the amount of the estimated cost to repair the damage, whereupon Seller will be entitled to retain the right to all insurance proceeds that would otherwise be paid to Purchaser on the Closing Date. All repair cost estimates referred to in this section will be made by reference to a fixed-price construction contract, which Seller must obtain as promptly as is reasonably possible after the date of the casualty. If the contract price cannot be ascertained as of the Closing Date, Purchaser may waive its election to take a purchase price credit or must deposit with the Escrow Agent on the Closing an amount of the purchase price reasonably agreed to by the parties as a reasonable estimate of the credit, whereupon the actual estimate of the repairs will be ascertained by the means described above as soon as practicable. When the actual estimate is so determined, Purchaser will be given a credit against the purchase price in that amount, and the estimated amount deposited with the Escrow Agent will be paid to Purchaser to the extent of the actual estimate and any remainder paid to Seller. If the actual estimated repair costs exceed the escrowed amount, Seller will pay the difference to Purchaser.

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(e) FIRPTA Certificate. At or prior to the Closing Date, Seller shall have delivered to Buyer a certificate, duly completed and executed pursuant to Section 1.1445-2(b)(2) of the Treasury Regulations (“FIRPTA Certificate”), certifying that such Seller is not a foreign person within the meaning of Section 1445 of the U.S. Code; provided, however, that if the FIRPTA Certificate is not provided, the Buyer may withhold any required Taxes.

(f) Acquisition of MRX LABS. Purchaser shall have entered into a definitive agreement to acquire 100% of the interests in MRX.

11.2 Seller’s Conditions. Seller’s obligation to close this transaction is subject to the satisfaction of each of the following conditions:

(a) Purchaser’s Compliance. Purchaser’s fulfillment of each of its obligations under this Agreement and promissory note, including all promissory notes.

(b) Purchaser’s Representations. The continuing accuracy of all of Purchaser’s warranties and representations in this Agreement.

(c) Acquisition of MRX LABS. Purchaser shall have entered into a definitive agreement to acquire 100% of the interests in MRX.

12. CLOSING.

12.1 Closing Date. Unless otherwise agreed upon by the parties in writing, the transaction contemplated herein shall close on July 5, 2018 (the “Closing Date”). Each party may extend the Closing Date one time by up to 7 days if that extension is required by illness, transportation delays, the unavailability of the Escrow Agent, or other causes beyond the party’s reasonable control.

12.2 Manner and Place of Closing. This transaction will be closed by the Escrow Agent in Portland, Oregon, or any other place as the parties may mutually agree to in writing. Closing must take place in the manner and in accordance with the provisions set forth in this Agreement.

12.3 CLOSING. At closing, Escrow Agent will (i) deliver all cash deposits to Seller with the Note, (ii) record or have recorded the Warranty Deed and Deed of Trust with the county recorder where the Property sits, and (iii) release to Purchaser all non-cash items deposited by Seller.

12.4 Title Insurance. As soon as possible after the Closing Date, Escrow Agent will furnish Purchaser a standard American Land Title Association (ALTA) form of owner’s policy of title insurance in the amount of the purchase price for the Property, subject only to the Escrow Agent’s standard preprinted exceptions and exclusions for that form and except for the matters accepted or deemed accepted by Purchaser pursuant to this Agreement. The costs of additional or extended title insurance beyond standard coverage will be paid by Purchaser, and the availability of that coverage will not be a condition of closing.

12.5 Escrow Fees. The parties shall be responsible for a pro rata portion of escrow fees.

12.6 Possession. Subject to the rights of tenants, Seller will deliver possession of the Property to Purchaser on the Closing Date.

12.7 As-Is Sale. Purchaser acknowledges that Purchaser has assessed, or has had the opportunity to assess, the size, configuration, utility service, environmentally sensitive areas, means of access, permitted uses, status of title, value, condition, and all other material aspects of the Property and, except as specifically stated herein, Purchaser is not relying on, nor has Purchaser been influenced by, any statement or representation of Seller or any agent or representative of Seller regarding any of these items. Except for any actionable breaches of Seller’s representations and warranties contained herein, Purchaser’s acceptance of the Property and the satisfaction or waiver of all of Purchaser’s conditions to closing will be evidenced solely by the closing of this transaction and without any other act or confirmation by Purchaser. Purchaser will not have the option to close this transaction without accepting the Property in its then-current condition, and Purchaser acknowledges that except for any Seller’s breach of an express warranty stated in this Agreement, Purchaser is acquiring the Property “AS IS, WHERE IS” in its current condition existing as of the Closing Date, without any representation or warranty of any kind or nature by Seller.

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12.8 Purchaser’s Indemnification. Purchaser agrees to defend, indemnify, and hold harmless Seller from and against all actions, claims, losses, liabilities, damages, costs, and expenses (including without limitation reasonable attorney fees) that are caused by Purchaser’s failure to perform any landlord’s or owner’s obligation under any lease of or contract relating to the Property on and after the Closing Date or for which Purchaser is responsible in accordance with the terms of this Agreement.

12.8 Seller’s Indemnification. Seller agrees to defend, indemnify, and hold harmless Purchaser from and against all actions, claims, losses, liabilities, damages, costs, and expenses (including without limitation reasonable attorney fees) that are caused by Seller’s failure to perform any landlord’s or owner’s obligation under any lease of or contract relating to the Property before the Closing Date or for which Seller is responsible in accordance with the terms of this Agreement.

13. DEFAULTS AND FAILURE TO CLOSE.

13.1 Seller’s Remedies. If this transaction fails to close on account of a default by Purchaser under this Agreement, Seller’s sole and exclusive remedy will be any remedy that Purchaser may have against Seller at law or in equity, including, without limitation, the right to specific performance and recovery of Seller’s attorney fees and costs incurred in this transaction.

13.2 Purchaser’s Remedies. If this transaction fails to close on account of a default by Seller under this Agreement, Purchaser’s sole and exclusive remedy will be any remedy that Purchaser may have against Seller at law or in equity, including, without limitation, the right to specific performance and recovery of Purchaser’s attorney fees and costs incurred in this transaction.

13.3 Defaults. Except for (a) Purchaser’s failure to pay any portion of the Deposit as and when due hereunder, or (b) either parties’ wrongful failure to close or satisfy a condition to closing by the required Closing Date, neither party will be deemed in default under this Agreement unless the party is given written notice of its failure to comply with this Agreement and such failure continues for a period of 3 (three) days following the date such notice is given. This section will not be construed as extending the time by which any notice or contingency waiver must be given.

13.4 Costs and Attorney Fees. In the event that a suit, an action, an arbitration, or a mediation is instituted to interpret or enforce the terms of this Agreement or with respect to any dispute under this Agreement, the prevailing party is entitled to recover from the other party such sum as the court, arbitrator, or mediator may adjudge reasonable as costs and expert-witness and attorney fees in any such proceeding, at trial, on any appeal or petition for review, and in any bankruptcy proceeding (including the adjudication of any issues peculiar to bankruptcy law), in addition to all other sums provided by law.

13.5 Waiver of Jury Trial. As part of the consideration for this Agreement, each of the parties hereto waives the right to trial by jury in connection with any dispute or action under this Agreement.

14. CONDUCT OF BUSINESS.

14.1 Assumed Loan. - Not Applicable

14.2 Operations. Between the date of this Agreement and the Closing Date, Seller will continue to operate the Property in accordance with its current management, operation, and leasing standards and practices and will take no steps or actions that it knows would be materially detrimental to the value of the Property.

14.3 Insurance. Seller agrees to continue to maintain its current casualty and liability insurance policies on the Property until the Closing Date but will have no responsibility to maintain any such insurance following the Closing Date or to assign any policy to Purchaser.

14.4 Property Maintenance. Between the date of this Agreement and the Closing Date, Seller agrees to maintain and repair the Property so as to cause it to be delivered to Purchaser in substantially the same condition existing as of end of the Review Period, ordinary wear and tear, damage by casualty, and damage by condemnation excepted. Each party must promptly notify the other regarding any item of repair, replacement, or maintenance of which it becomes aware and that requires an expenditure in excess of $100,000.

14.5 No Additional Obligations. Except as provided in this section, Seller will have no obligation to maintain, repair, alter, reconstruct, or replace any portion of the Property or preserve or enter into any existing or new leases or service contracts, and Purchaser acknowledges that no express or implied representations or covenants to do so exist.

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15. LEGAL RELATIONSHIPS.

15.1 Relationship of Parties. This Agreement creates only the relationship of seller and buyer and no joint venture, partnership, or other joint undertaking is intended hereby, and neither party hereto will have any rights to make any representations or incur any obligations on behalf of the other. Neither party has authorized any agent to make any representations, admit any liability, or undertake any obligation on its behalf. Neither party is executing this Agreement on behalf of an undisclosed principal.

15.2 No Third Party Beneficiaries. No third party is intended to be benefitted or afforded any legal rights under or by virtue of this Agreement.

15.3 Joint and Several Liability. If either party is comprised of more than one person or entity, the obligations of each person or entity comprising that party under this Agreement will be joint and several.

15.4 Real Estate Brokers. No Brokers or Broker’s Fees are part of this agreement.

15.5 Indemnified Parties. Any indemnification contained in this Agreement for the benefit of a party will extend to that party’s members, directors, shareholders, officers, employees, and agents.

15.6 Assignments and Successors. Purchaser may not assign or otherwise transfer this Agreement or any interest herein, voluntarily, involuntarily, or by operation of law, without the prior written consent of Seller in each instance, which consent will not be unreasonably withheld]. Purchaser will not be released from its obligations under this Agreement in the event of any assignment or transfer by Purchaser. Subject to the foregoing, this Agreement will bind and inure to the benefit of the parties hereto and their respective successors and assigns.

16. GENERAL PROVISIONS.

16.1 Notices. Notices under this Agreement must be in writing and if personally delivered or sent by facsimile will be effective when received. If mailed, a notice will be deemed effective on the second day after deposited as registered or certified mail, postage prepaid, directed to the other party. Notices must be delivered, mailed, or sent by facsimile to the following address and telephone numbers:

Seller:

Michael G. Myers

______________________________

______________________________

Attn: _________________________

Facsimile No.: (___) ___-_________

with a copy to:

______________________________

______________________________

______________________________

Attn: _________________________

Facsimile No.: (___) ___-_________

Purchaser:

Greenhaus LLC

______________________________

______________________________

Attn: _________________________

Facsimile No.: (___) ___-_________

with a copy to:

______________________________

Austin Legal Group, APC

3990 Old Town Ave., Suite A-112

San Diego, CA 92107

Attn: Arden Anderson

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Either party may change its address for notices by at least 15 days’ advance written notice to the other.

16.2 Time of Essence. Except as otherwise specifically provided in this Agreement, time is of the essence of each and every provision of this Agreement.

16.3 Invalidity of Provisions. If any provision of this Agreement, or any instrument to be delivered by Purchaser at closing pursuant to this Agreement, is declared invalid or is unenforceable for any reason, that provision will be deleted from the document and will not invalidate any other provision contained in the document.

16.4 Neutral Construction. This Agreement has been negotiated with each party having the opportunity to consult with legal counsel and will not be construed against either party.

16.5 Captions. The captions of the sections and paragraphs in this Agreement are used solely for convenience and are not intended to limit or otherwise modify the provisions of this Agreement.

16.6 Waiver. The failure of either party at any time to require performance of any provision of this Agreement will not limit the party’s right to enforce that provision. Waiver of any breach of any provision will not be a waiver of any succeeding breach of the provision or a waiver of the provision itself or any other provision.

16.7 Subsequent Modifications. This Agreement and any of its terms may only be changed, waived, discharged, or terminated by a written instrument signed by the party against whom enforcement of the change, waiver, discharge, or termination is sought.

16.8 Saturday, Sunday and Legal Holidays. If the time for performance of any of the terms, conditions, and provisions hereof fall on a Saturday, Sunday, or legal holiday, then the time of performance will be extended to the next business day thereafter.

16.9 Venue. In any action brought to interpret or enforce any of the provisions of this Agreement, the venue of same will be laid in Multnomah County, Oregon.

16.10 Applicable Law. This Agreement will be construed, applied, and enforced in accordance with the laws of the State of Oregon. All sums referred to in this Agreement will be calculated by and payable in the lawful currency of the United States.

16.11 Entire Agreement. This Agreement constitutes the entire agreement of the parties with respect to the Property and supersedes and replaces all written and oral agreements previously made or existing between the parties.

16.12 No Offer. By providing an unexecuted copy of this Agreement to any person, neither party will be deemed to have made an offer to sell or purchase or otherwise indicated its willingness to enter into any transaction with respect to the Property, and this Agreement will not be binding upon any party unless and until it has been fully executed and delivered by Seller and Purchaser.

16.13 Counterparts. This Agreement may be executed simultaneously or in counterparts, each of which will be deemed an original, but all of which together will constitute one and the same contract.

16.14 Facsimile Copies & Digital or Electronic Signatures. Either party may rely upon facsimile copies of this Agreement to the same extent as the originals and each party may sign digitally, electronically or by any other means allowed by law.

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16.15 Legal Considerations. BEFORE SIGNING OR ACCEPTING THIS INSTRUMENT, THE PERSON TRANSFERRING FEE TITLE SHOULD INQUIRE ABOUT THE PERSON’S RIGHTS, IF ANY, UNDER ORS 195.300, 195.301 AND 195.305 TO 195.336 AND SECTIONS 5 TO 11, CHAPTER 424, OREGON LAWS 2007, SECTIONS 2 TO 9 AND 17, CHAPTER 855, OREGON LAWS 2009, AND SECTIONS 2 TO 7, CHAPTER 8, OREGON LAWS 2010. THIS INSTRUMENT DOES NOT ALLOW USE OF THE PROPERTY DESCRIBED IN THIS INSTRUMENT IN VIOLATION OF APPLICABLE LAND USE LAWS AND REGULATIONS. BEFORE SIGNING OR ACCEPTING THIS INSTRUMENT, THE PERSON ACQUIRING FEE TITLE TO THE PROPERTY SHOULD CHECK WITH THE APPROPRIATE CITY OR COUNTY PLANNING DEPARTMENT TO VERIFY THAT THE UNIT OF LAND BEING TRANSFERRED IS A LAWFULLY ESTABLISHED LOT OR PARCEL, AS DEFINED IN ORS 92.010 OR 215.010, TO VERIFY THE APPROVED USES OF THE LOT OR PARCEL, TO DETERMINE ANY LIMITS ON LAWSUITS AGAINST FARMING OR FOREST PRACTICES, AS DEFINED IN ORS 30.930, AND TO INQUIRE ABOUT THE RIGHTS OF NEIGHBORING PROPERTY OWNERS, IF ANY, UNDER ORS 195.300, 195.301 AND 195.305 TO 195.336 AND SECTIONS 5 TO 11, CHAPTER 424, OREGON LAWS 2007, SECTIONS 2 TO 9 AND 17, CHAPTER 855, OREGON LAWS 2009, AND SECTIONS 2 TO 7, CHAPTER 8, OREGON LAWS 2010.

16.16 Statutory Warning (ORS 93.040(2)). THE PROPERTY DESCRIBED IN THIS INSTRUMENT MAY NOT BE WITHIN A FIRE PROTECTION DISTRICT PROTECTING STRUCTURES. THE PROPERTY IS SUBJECT TO LAND USE LAWS AND REGULATIONS THAT, IN FARM OR FOREST ZONES, MAY NOT AUTHORIZE CONSTRUCTION OR SITING OF A RESIDENCE AND THAT LIMIT LAWSUITS AGAINST FARMING OR FOREST PRACTICES, AS DEFINED IN ORS 30.930, IN ALL ZONES. BEFORE SIGNING OR ACCEPTING THIS INSTRUMENT, THE PERSON TRANSFERRING FEE TITLE SHOULD INQUIRE ABOUT THE PERSON’S RIGHTS, IF ANY, UNDER ORS 195.300, 195.301 AND 195.305 TO 195.336 AND SECTIONS 5 TO 11, CHAPTER 424, OREGON LAWS 2007, SECTIONS 2 TO 9 AND 17, CHAPTER 855, OREGON LAWS 2009, AND SECTIONS 2 TO 7, CHAPTER 8, OREGON LAWS 2010. BEFORE SIGNING OR ACCEPTING THIS INSTRUMENT, THE PERSON ACQUIRING FEE TITLE TO THE PROPERTY SHOULD CHECK WITH THE APPROPRIATE CITY OR COUNTY PLANNING DEPARTMENT TO VERIFY THAT THE UNIT OF LAND BEING TRANSFERRED IS A LAWFULLY ESTABLISHED LOT OR PARCEL, AS DEFINED IN ORS 92.010 OR 215.010, TO VERIFY THE APPROVED USES OF THE LOT OR PARCEL, TO VERIFY THE EXISTENCE OF FIRE PROTECTION FOR STRUCTURES AND TO INQUIRE ABOUT THE RIGHTS OF NEIGHBORING PROPERTY OWNERS, IF ANY, UNDER ORS 195.300, 195.301 AND 195.305 TO 195.336 AND SECTIONS 5 TO 11, CHAPTER 424, OREGON LAWS 2007, SECTIONS 2 TO 9 AND 17, CHAPTER 855, OREGON LAWS 2009, AND SECTIONS 2 TO 7, CHAPTER 8, OREGON LAWS 2010.

[THE PROPERTY DESCRIBED IN THIS INSTRUMENT IS SUBJECT TO SPECIAL ASSESSMENT UNDER ORS 358.505. ORS 358.515 REQUIRES NOTIFICATION TO THE STATE HISTORIC PRESERVATION OFFICE OF SALE OR TRANSFER OF THIS PROPERTY.]

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the day and year first above written.

SELLER: Michael G. Myers (Oregon Digital/ E-Sign Signature via typing “/” & then [Full Legal Name] By: __________________________ Michael G. Myers Owner Date Executed: ________________

PURCHASER:

Greenhaus Analytical Labs, LLC

(Oregon Digital/ E-Sign Signature via typing

“/” & then [Full Legal Name]

By: _________________________

Printed Name: ________________

Its: _________________________

Date Executed: _______________

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EXHIBIT A

LEGAL DESCRIPTION OF LAND

14775 SW 74th Ave., Tigard, OR 97224

Washington County, Oregon

2003-010 PARTITION PLAT Lot: 1

Tax Lot ID: 2S112AC03000

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EXHIBIT B

PROMISSORY NOTE

PROMISSORY NOTE FOR SALE OF “Tigard Warehouse” located at 14775 SW 74th Ave.

Tigard, OR 97224 in Washington County, Oregon

$650,000

FOR VALUE RECEIVED, GREENHAUS ANALYTICAL LABS LLC ("Maker") promises to pay to Michael G. Myers, (the "Payee"), located at 1920 SW River Dr., E102, Portland, OR 97201, or at such other places as Payee may designate from time to time in writing, the principal sum of $650,000

Interest shall accrue on the unpaid principal balance at Eight Percent (8%) until the principal is paid in full.

Payments of principal and interest shall be made as provided below in the paragraph entitled “PAYMENT OF PRINCIPAL INTEREST.”

PAYMENT OF PRINCIPAL & INTEREST

Commencing on the date one (1) month following the date of this Promissory Note, and continuing on the first day of each month thereafter, Maker shall pay to Payee monthly payments of principal and interest, on a 15 year amortization schedule, equal to $6212, continuing for thirty -six (36) months, at the end of which time, the remaining principal balance, if any, shall be due and payable as a balloon payment.

In the event any payment is not received by Payee within ten (10) days following its due date, a late charge equal to five percent (5%) of the payment shall be due from Maker to Payee in addition to the installment that is otherwise due. Maker acknowledges that this late charge is intended to reimburse Payee for administrative expenses incurred by Payee due to Maker’s failure to make timely payments.

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PREPAYMENT PRIVILEGE

Principal and/or interest may be prepaid in whole or in part at any time without penalty.

ACCELERATION

In the event that Maker shall default in the payment of interest or principal when due, and if such default shall continue for thirty (30) days following written notice from Payee to Maker, the whole sum of the principal balance and all accrued interest thereon shall become immediately due and payable at the option of Payee upon notice to Maker.

MISCELLANEOUS

Principal and interest are payable in lawful money of the United States. If Payee institutes a judicial action to collect on this Promissory Note, Maker promises to pay reasonable attorneys' fees awarded by the court. Time is of the essence in the performance by Maker of Maker's obligations under this Promissory Note.

MAKER:

Greenhaus Analytical Labs, LLC

BY:_________________________________

DATE: _____________________________

Greenhaus Analytical Labs, LLC

William Waldrop, Manager

BY:_________________________________

DATE: _____________________________

PAYEE: MICHAEL G. MYERS

BY:_________________________________

DATE: _____________________________

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EXHIBIT C

DEED OF TRUST

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